                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Calloway's Nursery, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            CALLOWAY'S NURSERY, INC.
                              4200 Airport Freeway
                             Fort Worth, Texas 76117

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

TO THE SHAREHOLDERS:

The Annual Meeting of the Shareholders of CALLOWAY'S NURSERY, INC. will be held at the Fort Worth Botanic Garden, 3220 Botanic Garden Blvd., Fort Worth, Texas, on February 20, 2002, at 10:00 a.m. (C.S.T.) for the following purposes:

1.   To elect directors.

2.   To consider approval of the Company's 2001 Stock Option Plan.

3. To consider ratification of the appointment of KPMG LLP as independent auditors of the Company for its fiscal year ending September 30, 2002.

4. To transact such other business as may properly come before the Meeting or any adjournment(s) of it.

Only Shareholders of record as of the close of business on December 28, 2001, will be entitled to notice of or to vote at this Meeting or any adjournment or adjournments of it. A copy of the Annual Report to Shareholders for the fiscal year Ended September 30, 2001 is enclosed with this Notice and Proxy Statement.

WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS



James C. Estill
Chairman of the Board
Fort Worth, Texas

Dated: January 16, 2002

                            CALLOWAY'S NURSERY, INC.
                              4200 Airport Freeway
                             Fort Worth, Texas 76117

                                 PROXY STATEMENT

                                     For the

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CALLOWAY'S NURSERY, INC. (the "Company") for use at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Fort Worth Botanic Garden, 3220 Botanic Garden Blvd., Fort Worth, Texas, on February 20, 2002, at 10:00 a.m. (CST) or at any adjournment of it. This Proxy Statement and form of proxy are being mailed to Shareholders on or about January 16, 2002.

The cost of soliciting proxies is being paid by CALLOWAY'S NURSERY, INC. In addition to the mails, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.

If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in the manner specified. If no specification is made on the form of proxy, then the shares shall be voted in favor of the recommendations of the Board of Directors. A proxy may be revoked by a Shareholder at any time prior to the actual exercise of it by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.

Discretionary authority is provided in the proxy as to any matters not specifically referred to in it. The management is not aware of any other matters which are likely to be brought before the Meeting, however, if any such matters properly come before the Meeting, it is understood that the proxy holder or holders are fully authorized to vote thereon in accordance with the proxy holder's or holders' judgment and discretion.

                        RECORD DATE AND VOTING SECURITIES

Only holders of the Company's $.01 par value common stock ("Common Stock") of record as of the close of business on December 28, 2001, will be entitled to vote on matters presented at the Meeting.

On December 28, 2001, there were outstanding 6,327,227 shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock will be entitled to one vote on all matters presented at the Meeting. There will be no cumulative voting for members of the Board of Directors. Directors are elected by plurality vote.

All shares represented at the Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares abstain or do not vote, which will have the effect of reducing the number of shares voting affirmatively that will be required to approve a matter requiring a majority vote. Approval of the Company's 2001 Stock Option Plan and ratification of the appointment of KPMG LLP each will be approved if an affirmative vote is cast for them by a majority of the shares of the Company present and voting in person or voting by proxy at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of September 30, 2001, by (i) each director, (ii) each Named Executive (as defined under EXECUTIVE COMPENSATION), and (iii) all of the executive officers and directors of the Company as a group.

Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                                                                                PERCENT
                                                                                               OF SHARES
NAME OF BENEFICIAL OWNER                                              NUMBER OF SHARES        OUTSTANDING
------------------------                                              ----------------        -----------
Dr. Stanley Block (1)                                                          99,534              1.57%

C. Sterling Cornelius (2)                                                       8,232                 *

John T. Cosby (3)                                                             444,798              6.98%

James C. Estill (4)                                                         1,070,241             16.44

Daniel R. Feehan (5)                                                           44,125                 *

Timothy J. McKibben (6)                                                        58,845                 *

John S. Peters (7)                                                            179,685              2.84

Daniel G. Reynolds (8)                                                         99,867              1.59

David S. Weger (9)                                                            168,457              2.67

All Directors and Executive Officers as a group (9 persons)                 2,173,784             31.26%

*Less than 1%

(1) Includes 1,500 shares that could be acquired through options granted under the 1995 Stock Option Plan for Independent Directors which are exercisable at $1.00 per share, 16,000 shares that could be acquired through options granted on an individual grant basis in fiscal 1997 which are exercisable at $1.125 per share, 32,000 shares that could be acquired through options granted on an individual grant basis in fiscal 1999 which are exercisable at $1.156 per share, 44,000 shares that could be acquired through options granted on an individual grant basis in fiscal 2001 which are exercisable at $1.438 per share, and 1,753 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(2) Includes 8,232 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(3) Includes 120,000 shares that could be acquired through options granted under the 1991 Stock Option Plan, which are exercisable at $1.00 per share, and 19,286 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(4) Includes 260,000 shares that could be acquired through options granted under the 1991 Stock Option Plan, which are exercisable at $1.00 per share, and 108,340 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(5) Includes 3,000 shares that could be acquired through options granted under the 1995 Stock Option Plan for Independent Directors which are exercisable at $1.438 per share, 28,000 shares that could be acquired through options granted on an individual grant basis in fiscal 2001 which are exercisable at $1.438 per share, and 13,125 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(6) Includes 3,000 shares that could be acquired through options granted under the 1995 Stock Option Plan for Independent Directors which are exercisable at $1.438 per share, 28,000 shares that could be acquired through options granted on an individual grant basis in fiscal 2001 which are exercisable at $1.438 per share, and 20,845 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(7) Includes 45,000 shares that could be acquired through options granted under the 1991 Stock Option Plan, which are exercisable at $1.00 per share, 25,000 shares that could be acquired through options granted under the 1996 Stock Option Plan, which are exercisable at $1.125 per share, and 41,684 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(8) Includes 24,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are exercisable at $1.00 per share, 10,000 shares that were granted under the 1991 Stock Option Plan which are exercisable at $.94 per share, 16,000 shares that could be acquired through options granted under the 1996 Stock Option Plan which are exercisable at $1.125 per share and 29,714 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

(9) Includes 25,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are exercisable at $1.00 per share, 10,000 shares that were granted under the 1991 Stock Option Plan which are exercisable at $.940 per share, 15,000 shares that could be acquired through options granted under the 1996 Stock Option Plan which are exercisable at $1.125 per share and 22,257 shares that were acquired and are beneficially owned through the Stock Purchase Plan.

FIVE PERCENT SHAREHOLDERS. Messrs. James C. Estill and John T. Cosby, both of 4200 Airport Freeway, Fort Worth, Texas, are beneficial owners of over 5% of the Company's outstanding shares of Common Stock. The information with regard to their beneficial ownership is provided in the preceding table.

The following table sets forth, as of September 30, 2001, information with respect to the only other person believed by the Company to own beneficially more than 5% of the Common Stock of the Company.

                  Name and Address of                        Amount and Nature of           Percent of
                   Beneficial Owner                          Beneficial Ownership              Class
                  -------------------                        --------------------           ----------
              Mr. Peter S. Lynch                                   684,200(1)                     11%
              82 Devonshire Street S8A
              Boston, Massachusetts

     (1)  Sole power to vote or direct the vote.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

NAME                            AGE      POSITION WITH COMPANY
----                            ---      ---------------------
James C. Estill                 54       Chairman of the Board, President and Chief Executive Officer

Dr. Stanley Block (1)           62       Director

C. Sterling Cornelius           79       President, Cornelius Nurseries, Inc. (a wholly-owned subsidiary of the
                                          Company) and Director

John T. Cosby                   58       Vice President, Secretary and Director

John S. Peters                  49       President, Calloway's Nursery of Texas, Inc. (a wholly-owned subsidiary of the Company), Vice President of the Company and Director

Daniel R. Feehan (1)            50       Director

Timothy J. McKibben (1)         52       Director

(1) Dr. Block, Mr. Feehan and Mr. McKibben are members of the Audit Committee, Compensation Committee and Stockholder Relations Committee.

Directors are elected annually by the Shareholders of the Company for one year and hold office until their successors are elected and have qualified. During the fiscal year ended September 30, 2001, there were four meetings of the Board of Directors. Additionally, the Board of Directors took action by unanimous written consent on two occasions.

The Company has an Audit Committee, Compensation Committee and Stockholder Relations Committee. Dr. Block, Mr. Feehan and Mr. McKibben are members of these committees. The Audit Committee monitors the activities of the Company's auditors and reports on such activities to the full Board of Directors. During the fiscal year ended September 30, 2001, there were six meetings of the Audit Committee. The Compensation Committee approves the compensation of officers of the Company, administers the benefit plans of the Company and has overall responsibility for the compensation policies of the Company. During the fiscal year ended September 30, 2001, there were four meetings of the Compensation Committee and the Compensation Committee took action by unanimous written consent on two occasions. The Stockholder Relations Committee was formed to focus on enhancement of shareholder value. During the fiscal year ended September 30, 2001 there was one meeting of the Stockholder Relations Committee.

Each director of the Company who is not an employee of the Company receives fees of $12,000 per year and $500 for each Board of Directors or committee meeting attended. Directors who are also employees of the Company are not separately compensated for their services as directors.

Independent directors participate in the 1995 Stock Option Plan for Independent Directors under which they receive options when they join the Board to acquire either 3,000 or 4,000 shares of Common Stock, depending on the time of year they join the Board. These options vest over a period of two to three years. Additionally, each of the current independent directors received a special grant of options in November 2000. Dr. Block received options to purchase 50,000 shares of Common Stock of which 32,000 vested immediately. Of the remaining 18,000, 6,000 vested after Dr. Block's reelection to the Board at the annual shareholders' meeting in 2001 and options to acquire 6,000 shares will vest upon his reelection as a Board member at the annual shareholders' meeting in 2002 and 2003. Messrs. Feehan and McKibben each received options to purchase 32,000 shares of common stock of which 20,000 vested immediately. Of the remaining 12,000, 4,000 vested after their reelection to the Board at the annual shareholders' meeting in 2001 and options to acquire 4,000 shares will best upon their reelection to the Board at the annual shareholders' meeting in 2002 and 2003. All options are exercisable at the price of the Common Stock on the date of the grant of the options.

Stock options that have been granted to each independent director as compensation for his service as a director are described in the footnotes to the BENEFICIAL OWNERSHIP table on page two.

In addition, each director of the Company may participate in the Company's Stock Purchase Plan. Dr. Block, Mr. Feehan and Mr. McKibben have elected to participate in the Stock Purchase Plan. For the fiscal year ended September 30, 2001, the aggregate amounts contributed by the Company under the Stock Purchase Plan to Dr. Block, Mr. Feehan and Mr. McKibben were: Dr. Block $165, Mr. Feehan $5,250 and Mr. McKibben $8,250. The aggregate number of shares of Common Stock acquired by Dr. Block, Mr. Feehan and Mr. McKibben through the Stock Purchase Plan are included in the footnotes to the AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP table on page two. Messrs. Estill, Cosby and Peters have also elected to participate in the Stock Purchase Plan, with such participation being described in the EXECUTIVE COMPENSATION section of this proxy.

The principal occupations of the directors of the Company, and time served as such, are described below:

MR. ESTILL has been President and a director of the Company since its inception in March 1986.

DR. BLOCK, a Chartered Financial Analyst, has been a Professor of Finance at Texas Christian University in Fort Worth, Texas since 1967. Dr. Block is also an author, consultant and lecturer in the area of finance. He has served as a member of the Board of Directors of the Company since completion of its initial public offering in June of 1991.

MR. CORNELIUS was named President of Cornelius Nurseries, Inc. (a wholly-owned subsidiary of the Company) and was elected to the Board of Directors of the Company in September 2001. A nationally recognized leader in the nursery industry, Mr. Cornelius has been active in the Cornelius Companies since his father founded the business in 1937.

MR. COSBY has been Vice President--Corporate Development of the Company since its inception in March 1986 and previously served as a director of the Company from March 1986 to August 1988. He resumed service as a director of the Company upon completion of its initial public offering in June of 1991.

MR. PETERS is Vice President of the Company, a position he has held since April 1986. He previously served as a director of the Company from April 1986 to August 1988, and resumed service as a director of the Company upon completion of its initial public offering in June of 1991.

MR. FEEHAN is president and chief executive officer, and a member of the board of directors of Cash America International, Inc. He joined Cash America in 1988 as chief financial officer and was named president and chief operating officer in January 1990. In February 2001 he was appointed chief executive officer. He is also a member of the board of directors of AZZ Incorporated and KBK Capital Corporation.

MR. MCKIBBEN is chairman of the board for Ancor Holdings, Inc., an acquisitions and management company he co-founded in 1994 that now manages ten companies in four diverse industries. He has more than 27 years experience in the medical supply industry. He is also a member of the board of directors of Cash America International, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten-percent Shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended September 30, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were filed on a timely basis.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

The Board of Directors presently consists of seven (7) members. Management has nominated the persons now serving on the Board of Directors for election to serve as directors until the next annual meeting of the shareholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more of the nominees is not available for election, the proxy holders named in the enclosed form of proxy intend to vote for such other person or persons as management may nominate. No family relationship exists among the directors, officers or nominees of the Company. Information with respect to each nominee is set forth in the section entitled "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE SEVEN PERSONS NOMINATED BY MANAGEMENT.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The individuals named below (the "Named Executives") include the Company's chief executive officer and the four other most highly-compensated executive officers for the fiscal year ended September 30, 2001. Information is provided for the fiscal years ending on September 30, for the three years shown.

                           SUMMARY COMPENSATION TABLE

                                                                                             ANNUAL COMPENSATION
                                                                           ---------------------------------------------------------
                                                                                                    OTHER ANNUAL      (1)ALL OTHER
                   NAME AND PRINCIPAL POSITION                       YEAR  SALARY ($)  BONUS ($)  COMPENSATION ($)  COMPENSATION ($)
                   ---------------------------                       ----  ----------  ---------  ----------------  ----------------
JAMES C. ESTILL                                                      2001    219,234         --             --            30,204
   Chairman, President and Chief Executive Officer                   2000    175,000    174,926             --            32,521
                                                                     1999    175,000     47,014             --            25,658

JOHN T. COSBY                                                        2001    169,813         --             --             8,597
   Vice President and Secretary                                      2000    130,000    129,950             --            26,109
                                                                     1999    130,000     34,924             --            14,202

JOHN S. PETERS                                                       2001    169,813      4,975             --             2,371
   Vice President                                                    2000    130,000     77,905             --             8,521
                                                                     1999    130,000     34,924             --            17,021

DANIEL G. REYNOLDS                                                   2001    123,859         --             --             4,959
   Vice President, Chief Financial Officer and Assistant Secretary   2000    112,750    115,004             --             7,074
                                                                     1999    100,000     26,992             --             2,658

DAVID S. WEGER                                                       2001    122,134      3,870             --             6,122
   Vice President                                                    2000    100,100     59,987             --             7,392
                                                                     1999    100,000     26,992             --            10,335

(1) Amounts included under All Other Compensation represent amounts contributed on behalf of the Named Executives under the Company's Stock Purchase Plan and amounts paid for life insurance on the lives of the Named Executives.

FISCAL 2001 YEAR-END OPTION HOLDINGS

The following table shows the number of options to purchase Common Stock held on September 30, 2001 by the persons named in the Summary Compensation Tables above. No options to purchase Common Stock were exercised by such persons during fiscal 2001. None of the unexercised options were in-the-money as of September 30, 2001.


                                                                                 TOTAL NUMBER OF
                                                                             UNEXERCISED OPTIONS HELD
                               NAME                                           AT SEPTEMBER 30, 2001
                               ----                                        ----------------------------
                                                                           EXERCISABLE    UNEXERCISABLE
                                                                           -----------    -------------
        JAMES C. ESTILL
           Chairman, President and Chief Executive Officer                     260,000                --

        JOHN T. COSBY
           Vice President and Secretary                                        120,000                --

        JOHN S. PETERS
           Vice President                                                       70,000                --

        DANIEL G. REYNOLDS
           Vice President, Chief Financial Officer and Assistant                50,000                --
             Secretary

        DAVID S. WEGER
           Vice President                                                       50,000                --

EMPLOYMENT CONTRACTS. The Company's employment agreements with Messrs. Estill, Cosby and Peters extend through July 2, 2006. Mr. Estill's agreement provides
(i) for a minimum annual base salary of $225,000, (ii) that the Company will continue to maintain life insurance for Mr. Estill in the amount of $1,500,000, the beneficiary of which may be designated by Mr. Estill, (iii) that the Company will purchase disability insurance for Mr. Estill sufficient to provide three years' compensation should he become disabled and (iv) that, if Mr. Estill's employment is terminated for any reason other than just cause or is constructively terminated, Mr. Estill (a) will be entitled to receive, within 15 days after such termination, a cash payment in an amount equal to three times the sum of (X) Mr. Estill's then current annual base salary and (Y) the amount of the bonus, if any, earned by Mr. Estill in respect of the previous fiscal year and (b) will be entitled to participate in all benefit programs of the Company for a period of one year following such termination. The Company will be deemed to have terminated the agreement without "just cause" unless such termination resulted from (i) Mr. Estill's willful and intentional failure to substantially perform his duties, (ii) the commission by Mr. Estill of an illegal act in connection with his employment or (iii) the death or disability of Mr. Estill. Mr. Estill's employment will be deemed to have been "constructively terminated" (i) if his responsibilities or authority have been significantly reduced, (ii) if Mr. Estill is required to relocate outside of the Dallas-Fort Worth area or his salary is reduced in violation of his employment agreement or (iii) if a change in control of the Company occurs, as defined in the employment agreement.

Mr. Cosby's employment agreement is identical to Mr. Estill's except that Mr. Cosby is Vice President--Corporate Development and his minimum annual base salary is $175,000.

Mr. Peters' employment agreement is also identical to Mr. Estill's except that Mr. Peters is Vice President of the Company, his minimum annual base salary is $175,000 and his life insurance is the in amount of $500,000.

The Company entered into an Employment Agreement (the "Cornelius Employment Agreement") with Mr. C. Sterling Cornelius on September 21, 1999 in connection with the Cornelius Acquisition. Under the Cornelius Employment Agreement, Mr. Cornelius is to serve as President of Cornelius Nurseries, Inc. (a wholly-owned subsidiary of the Company) for a period of three years. Mr. Cornelius is to receive a base annual compensation of $125,000 and an annual bonus that shall be equal to 10% of the pre-tax profits of Cornelius Nurseries, Inc.

                        REPORT OF COMPENSATION COMMITTEE

The Compensation Committee (the "Compensation Committee") is made up of Dr. Block, Mr. Feehan and Mr. McKibben, the three Company Directors who are independent of management.

                               SCOPE OF AUTHORITY

The Compensation Committee is responsible for determining and administering the compensation to be paid to the "executive officers" of the Company, as that term is defined in the rules and regulations under the Securities Exchange Act of 1934. The Compensation Committee has been directed to establish annually an incentive plan as part of the compensation of the executive officers. Additionally, the Compensation Committee is charged with responsibility for the formation and administration of any plan involving the capital stock of the Company regardless of the level of employees for whose benefit the plan is or was created.

                                   OBJECTIVES

All policies, plans and actions of the Compensation Committee are formulated or taken with the goal of maximizing shareholder value by aligning the financial interests of the executive officers with those of the Company's shareholders. This is done through a combination of salary, short-term incentive compensation and long-term incentive compensation such as the granting of options to acquire additional equity in the Company.

               COMPENSATION OF EXECUTIVE OFFICERS FOR FISCAL 2001

The salaries of each of the Named Executives other than Messrs. Daniel G. Reynolds and David S. Weger were established under five year employment agreements which expire on July 2, 2006. The salaries called for by those agreements as well as the salaries of Messrs. Reynolds and Weger were determined through an evaluation of the responsibilities of the position held, the experience of the particular executive, and the performance of that individual.

The aforementioned employment agreements with Messrs. Estill, Cosby and Peters would have expired in 2001. Each of the agreements was extended until July 2006. The salaries called for in the agreements were increased to $225,000, $175,000 and $175,000 for Mr. Estill, Mr. Cosby and Mr. Peters, respectively.

In accordance with the Compensation Committee's policy of providing a form of short-term incentive compensation tied to current year performance, the Compensation Committee approved bonus plans for the fiscal year ended September 30, 2001. The plans provided cash incentives for the Company's executive officers tied to increases in operating profits over the prior year.

The Compensation Committee approved the Cornelius Employment Agreement prior to its becoming effective with the Cornelius Acquisition.

The executive officers of the Company are provided incentives to maximize growth and increase productivity over the long-term through their substantial share ownership and through their stock options. The Compensation Committee reviews its stock option policy and the status of the Company's stock option program annually; however, no stock options were granted to any of the Company's executive officers during the 2001 fiscal year.

The Compensation Committee is of the opinion that the compensation packages being provided to its chief executive officer and the four other Named Executives reflect its goal of offering compensation that is fair to these officers and the Company's shareholders alike by providing adequate base salaries together with substantial opportunity for personal financial growth which will parallel management's ability to increase shareholder value. Compensation plans are established to provide additional compensation for superior performance in terms of net profits earned for the benefit of all shareholders. It is intended that the total economic advantages and opportunities provided to the executive officers will be at least equivalent to that provided by comparable corporations.

                                                 COMPENSATION COMMITTEE
                                                 Timothy J. McKibben, Chairman
                                                 Daniel R. Feehan
                                                 Dr. Stanley Block

PERFORMANCE GRAPH. The following graph compares the yearly change during the Company's last five fiscal years in total shareholders' return on the Company's Common Stock, with the cumulative total return on the S&P 500 Index, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index. The comparison assumes $100.00 was invested at the beginning of the period in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG CALLOWAY'S NURSERY, INC., THE S & P 500 INDEX,
        THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

                              [PERFORMANCE GRAPH]

                                                                                Cumulative Total Return
                                                             -------------------------------------------------------------
                                                              9/96       9/97       9/98       9/99       9/00       9/01
                                                             ------     ------     ------     ------     ------     ------

CALLOWAY'S NURSERY, INC.                                     100.00     136.66     126.67     120.00     146.67     100.27
S & P 500                                                    100.00     140.45     153.15     195.74     221.74     162.71
NASDAQ STOCK MARKET (U.S.)                                   100.00     137.27     139.44     227.82     302.47     123.63
RUSSELL 2000                                                 100.00     133.19     107.86     128.43     158.47     124.86

* $100 INVESTED ON 9/30/1996 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

The above performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            REPORT OF AUDIT COMMITTEE

The Audit Committee is made up of Dr. Block, Mr. Feehan and Mr. McKibben, the three Company Directors who are Independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

The Audit Committee has, since 1991, operated under a written charter approved by the Board of Directors. The Board of Directors adopted the current Audit Committee charter (the "Charter") during the fiscal year ended September 30, 2000. The Audit Committee reviews and assesses the adequacy of the Charter on an annual basis.

The Audit Committee has:

     i) Reviewed and discussed the Company's audited financial statements with management;

     ii) Discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP, the Company's independent auditors, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

     iii) Discussed with the independent auditors the independent auditors' independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission on December 22, 2001.

                                                 AUDIT COMMITTEE
                                                 Dr. Stanley Block, Chairman
                                                 Daniel R. Feehan
                                                 Timothy J. McKibben

The above Report of Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            AUDIT AND NON-AUDIT FEES

For the 2001 fiscal year the Company's principal accountants, KPMG LLP, billed the Company for the categories of services set forth below. The Audit Committee considered the effect of the fees shown for "All Other" on the principal accountant's independence.

Audit Fees, including quarterly reviews                                                             $145,500
Financial Information Systems Design and Implementation                                                   --
All Other, including tax services, employee benefit plan audit, and assistance in                     89,100
   developing management reports

              PROPOSAL FOR APPROVAL OF THE CALLOWAY'S NURSERY, INC.
                             2001 STOCK OPTION PLAN
                                (Proposal No. 2)

On November 16, 2001, the Board of Directors unanimously adopted the Calloway's Nursery, Inc. 2001 Stock Option Plan (the "2001 Plan"). The 2001 Plan is subject to approval by the shareholders and will be voted on at the Meeting. The purpose of the 2001 Plan is to promote the growth and general prosperity of the Company by facilitating its ability to attract and retain superior personnel for positions of substantial responsibility and to provide full-time employees with an additional incentive to contribute to the success of the Company. The 2001 Plan does not become effective until its adoption by the Shareholders of the Company; therefore, no options have been granted under the 2001 Plan. The following summary of the 2001 Plan is qualified in its entirety by reference to the full text of that Plan which is attached as Exhibit A.

In recommending approval of the 2001 Stock Option Plan (the "2001 Plan"), the Board of Directors considered the potentially dilutive effect of compensatory stock awards and weighed this factor against the significant motivational benefits that result from such awards. As of September 30, 2001 the awards outstanding under all employee stock options plans cover 843,400 shares, options to acquire 1,197,700 shares remain available for grant under all employee stock option plans and the 2001 Plan would make options to acquire an additional 316,000 shares available for grant to employees. These shares constitute 13.330%, 18.929% and 4.994%, respectively, of the shares of Common Stock issued and outstanding on January 8, 2002. As of that date, 41.663% of the options previously granted (counting only once options that have been repriced) were issued to employees other than executives of the Company. Options to purchase 228,000 shares have been granted to Independent Directors, and options to purchase 12,000 shares are available for issuance on a formula basis to future Independent Directors.

                      SUMMARY DESCRIPTION OF THE 2001 PLAN

The 2001 Plan provides incentive stock options and nonstatutory stock options exercisable for shares of Common Stock that may be granted to employees of the Company. Non-employee directors of the Company will not be eligible for option grants under the 2001 Plan.

The Company will reserve 316,000 shares of Common Stock for issuance under the 2001 Plan. Shares issuable upon the exercise of options granted under the 2001 Stock Option Plan may be either authorized and unissued shares of Common Stock or issued shares of Common Stock reacquired by the Company and held in treasury. The 2001 Plan will be administered by the Compensation Committee of the Board of Directors.

The term of any incentive or nonstatutory stock option granted under the Plan may not exceed 10 years. The option exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant. "Fair market value" is, as of the date of grant, a value determined by the Compensation Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant. The aggregate fair market value of the Common Stock (determined at the date of grant) with respect to which incentive stock options granted under the 2001 Plan, and all other plans of the Company, are first exercisable by an Optionee in any one calendar year may not exceed $100,000. Payment for Common Stock issuable upon exercise of an option may be made in the form of cash, Common Stock at fair market value at the date of payment (if permitted by the Compensation Committee), by note to the extent permissible under the corporate law of the state of Texas, or any combination of these forms of payment.

The option will be exercisable as determined by the Compensation Committee. If a person to whom options have been granted (an "Optionee") ceases to be employed by the Company for any reason other than termination for cause, retirement, death or disability, his option generally may be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment. If an Optionee's employment with the Company is terminated for cause, the option automatically expires. If an Optionee becomes disabled while employed by the Company, any options held become fully exercisable and expire twelve months after the date of termination of employment. If an Optionee dies while employed by the Company or within three months after ceasing to be an employee, the option expires twelve months after the date of death, unless by its terms it expires sooner.

Incentive stock options may not be transferred by the Optionee in any manner otherwise than at death or pursuant to a qualified domestic relations order. Nonstatutory stock options are similarly restricted but, the Compensation Committee, in its discretion, may allow for transferability by the Optionee to immediate family members.

In the event of an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization or liquidation or otherwise in a transaction in which the Company is not the surviving corporation or in the event of a change or threatened change in control of the Company, all outstanding options become immediately exercisable.

The Compensation Committee may amend the terms of the plan, provided that no amendment shall increase the aggregate number of shares subject to the plan, change the minimum purchase price for shares, increase the maximum permitted option term or permit the granting of an option to anyone other than an employee of the Company. No options may be granted under the 2001 Plan after the tenth anniversary of shareholder approval, but options that are outstanding on such date shall continue to be exercisable under their terms.

        FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE OPTIONEES

INCENTIVE STOCK OPTIONS. Some of the options granted under the 2001 Plan may constitute "Incentive Stock Options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under present Federal income tax regulations, there will be no Federal income tax consequences to either the Company or to the grantee of the Options (the "Optionee") upon the grant of an ISO, nor will an Optionee's exercise of an ISO result in Federal income tax consequences to the Company. Although an Optionee will not realize ordinary income upon exercise of an ISO, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under
Section 56 of the Code and, thus, may result in the imposition on the Optionee of the "alternative minimum tax" pursuant to Section 55 of the Code. If an Optionee does not dispose of Common Stock acquired through an ISO within one year of the ISO's date of exercise or within two years of the ISO's date of grant, any gain realized upon a subsequent disposition of Common Stock will constitute long-term capital gain to the Optionee, and the Company will not be entitled to any Federal tax deduction. If an Optionee disposes of the Common Stock within such periods, an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the option price or (ii) the actual gain realized upon such disposition will constitute ordinary income to the Optionee in the year of the disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The company will receive a deduction in an amount equal to the amount constituting ordinary income to the Optionee.

NONSTATUTORY STOCK OPTIONS. Stock options granted under the 2001 Plan, which do not constitute ISOs, will be nonstatutory stock options ("Nonstatutory Stock Options"). Under present Federal income tax regulations, there will be no Federal income tax consequences to either the Company or the Optionee upon the grant of a Nonstatutory Stock Option exercisable at the fair market value on the date of the grant. However, the Optionee will realize ordinary income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the option price, and the Company will receive a corresponding deduction. The gain, if any, realized upon a subsequent disposition of such Common Stock will constitute short-term or long-term capital gain to the Optionee, depending on the Optionee's holding period.

For purposes of determining holding period, the Optionee's holding period begins the day after the exercise of an option to acquire Common Stock, not on the date of the granting of an option. In general, the long-term capital gains rate (i.e., for assets held longer than 12 months) is 20% (10% for individuals in the 10% or 15% tax bracket). A lower long-term capital gains rate of 18% (8% for individuals in the 10% or 15% bracket) may be applicable under certain circumstances if the asset has been held more than 5 years. For individuals in tax brackets higher than 15%, however, the 5-year holding period is generally restricted to assets acquired after December 31, 2000, absent such taxpayer making special elections which will allow assets acquired prior to December 31, 2000 to be treated as being acquired on January 1, 2001.

The Federal income tax consequences described in this section are based on laws and regulations in effect on December 31, 2001, and there are no assurances that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

                   MARKET PRICE OF THE COMPANY'S COMMON STOCK

The closing market price of the Company's Common Stock as reported on the Nasdaq National Market for January 8, 2002 was $1.09 per share.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE CALLOWAY'S NURSERY, INC. 2001 STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (Proposal No. 3)

The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG LLP as independent auditors of the Company for its fiscal year ending September 30, 2002, and recommends that the shareholders ratify this selection. The Board of Directors has been advised that KPMG LLP has no relationship with the Company other than that arising from the firm's employment as auditors. A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
            RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS.

                       ACTION TO BE TAKEN UNDER THE PROXY

The accompanying proxy will be voted "FOR" the election of the seven (7) persons recommended by the Board of Directors and named under "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD" as nominees for director of the Company, "FOR" approval of the Company's 2001 Stock Option Plan, and "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors, unless the proxy is marked in such a manner as to withhold authority to so vote. The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments of it. Management knows of no other matters to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments of it, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in the Proxy Statement for the 2002 Annual Meeting of Shareholders must be received at the principal executive offices of the Company on or before September 9, 2002.

                                 ANNUAL REPORTS

FORM 10-K. The Company will furnish upon request to each person whose proxy is being solicited, without charge, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on December 21, 2001. Requests for copies of such report should be directed to Investor Relations, 4200 Airport Freeway, Suite 200, Fort Worth, Texas 76117.

2001 ANNUAL REPORT TO SHAREHOLDERS. The Annual Report to Shareholders of the Company for the fiscal year ended September 30, 2001, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                    EXHIBIT A

                            CALLOWAY'S NURSERY, INC.
                             2001 STOCK OPTION PLAN

                                    ARTICLE I
                                    THE PLAN

1.1 NAME. This Plan shall be known as the "Calloway's Nursery, Inc. 2001 Stock Option Plan."

1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its full-time employees Options to purchase Common Stock of the Company. This Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide employees with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to
Article III will qualify as "incentive stock options" within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Any option granted pursuant to Article IV shall be clearly and specifically designated as not being an incentive stock option as defined in Section 422(b) of the Code.

1.3 EFFECTIVE DATE. The Plan shall become effective upon the Effective Date.

1.4 ELIGIBILITY TO PARTICIPATE. Any Employee shall be eligible to participate in the Plan. The Committee may grant Options to an Employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

1.5 SHARES SUBJECT TO THE PLAN. The Plan Shares shall be shares of Common Stock.

1.6 MAXIMUM NUMBER OF PLAN SHARES. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the number of Plan shares that may be issued and sold hereunder shall not exceed 316,000 shares. Plan Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

1.7 OPTIONS AND STOCK GRANTED UNDER PLAN. Plan Shares with respect to which an Option shall have been exercised shall not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

1.8 CONDITIONS PRECEDENT. the Company shall not issue or deliver any Option Agreement or any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

     (a) The admission of the Plan Shares to listing on all stock exchanges or qualification with any national quotation system on which the Common Stock is then listed or qualified for trading, unless the Committee determines in its sole discretion that such listing or qualification is not necessary or advisable;

     (b) The completion of any registration or other qualification of the sale of Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the committee shall in its sole discretion deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

1.9 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

1.10 TAX WITHHOLDING.

     (a) Condition Precedent. The issuance, delivery or exercise of any Options under the Plan is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options, then the issuance, delivery or exercise of the Options shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

     (b) Manner of Satisfying Withholding Obligation. When an Optionee participating in the Plan is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, the Optionee may satisfy the obligation, in whole or in part, by electing to (i) have the Company withhold a portion of the Plan Shares acquired upon the exercise of the Option and having an aggregate Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld or (ii) deliver to the Company shares of Common Stock already owned by the Optionee and having an aggregate Fair Market Value on the Tax Date equal to the amount required to be withheld.

1.11 EXERCISE OF OPTIONS.

     (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

     (b) Payment of Purchase Price. The purchase price of any Plan shares purchased shall be paid at the time of exercise of the Option either
          (i) in cash, (ii) by certified or cashier's check, (iii) by shares of Common Stock, if permitted by the Committee, (iv) if then permitted under the laws of the State of Texas, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall (A) provide for full personal liability of the maker, (B) bear interest at the lowest rate then possible without causing the maker of it to have income imputed in connection therewith, (C) be due and payable both as to principal and interest five years from the date such note is made,
          (D) be secured by the Plan Shares issued in connection therewith, (E) be payable in advance in whole or in part (with the Plan Shares pledged in connection therewith released in the same proportion as such prepayment) and (F) contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock or (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

1.12 ACCELERATION OF RIGHT TO EXERCISE OPTIONS. Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions shall apply:

     (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization or liquidation, or otherwise in a transaction in which the Company is not the surviving corporation, any Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which it was granted, whichever occurs first. The Option shall not become immediately exercisable, however, if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

     (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control shall become immediately exercisable. The term "change in control" for purposes of this Section shall refer to the acquisition of 20 percent or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act; provided that no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 20 percent or more of the voting securities of the Company, the full Board shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened shall be determined solely by the Committee.

1.13 WRITTEN NOTICE REQUIRED. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

1.14 COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued with respect to any Option unless the exercise of the Option and the issuance and delivery of the Plan Shares shall comply with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan shares may then be listed or any national quotation system on which they may be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which approval shall not be unreasonably withheld. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further each Optionee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option restricting their transferability as required by law or by this Section.

1.15 EMPLOYMENT OF OPTIONEE. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any subsidiary or affiliate at any time to terminate or alter the terms of that employment.

1.16 OPTION UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates for any reason other than for cause, retirement, death or disability, his Option may be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Option or the Article pursuant to which it was granted otherwise provides for earlier termination. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee has retired under a qualified retirement plan of the Company, as determined by the Committee, his Option shall be exercisable (to the extent exercisable on the effective date of such retirement) at any time within 12 months after the effective date of such retirement unless by its terms the Option expires sooner.

1.17 TERMINATION OF EMPLOYMENT FOR CAUSE. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee is terminated for cause, the Option shall automatically expire. For purposes of this Section, "cause" shall mean an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor, or other substance listed in Schedules I-V or Penalty Groups 1-4 of the Texas Controlled Substances Act, as amended, or a drug, immediate precursor, or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement, Employee shall be deemed to be terminated for "cause" for purposes of the Plan only if Employee is considered under the circumstances to have been terminated for cause for purposes of such employment agreement.

1.18 OPTION UPON DISABILITY OF OPTIONEE. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or any of its subsidiaries or affiliates, his Option shall become fully exercisable and shall expire 12 months after the date of such termination, unless either the Option or the Article pursuant to which it was issued otherwise provides for earlier termination.

1.19 OPTION UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while employed by the Company or any of its subsidiaries or affiliates, or within three months after ceasing to be an Employee for reason other than termination for cause, his Option shall expire 12 months after the date of death, unless by its terms it expires sooner. During this twelve-month or shorter period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

1.20 OPTIONS NOT TRANSFERABLE. Options granted under Article III may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. Options granted under Article IV may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative; provided, however, that the Committee, in its discretion, may allow for transferability of such Options by the Optionee to "Immediate Family Members."

1.21 INFORMATION TO OPTIONEES. The Company shall furnish to each Optionee a copy of the annual report, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

2.1 COMMITTEE. The Plan shall be administered by a Committee of not fewer than two members, who shall be nonemployee members of the Board. No member of the Committee shall be eligible to receive Options under the Plan (since they shall not be employees) and each such member shall be a Non-Employee Director. Subject to the express provisions of the Plan, the Committee shall have the sole discretion and authority to determine the Employees to whom and the time or times at which Options may be granted and the number of Plan Shares subject to each Option.

2.2 APPOINTMENT OF COMMITTEE. The Committee shall be appointed by the Board and shall consist solely of nonemployee members of the Board; provided that the Board may remove any Committee member for cause.

2.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

2.4 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The company shall furnish the Committee with such clerical and other assistance as is necessary to the performance of its duties.

                                   ARTICLE III
                             INCENTIVE STOCK OPTIONS

3.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

3.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights granted hereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

3.3 PURCHASE PRICE. The purchase price for each of the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of each of the Plan Shares at the time the grant of the Option becomes effective.

3.4 MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The maximum aggregate Fair Market Value of Plan shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its subsidiaries and affiliates shall not exceed $100,000. Any Option granted under the Plan and first exercisable in excess of the foregoing limitation shall be considered granted pursuant to Article IV and shall be clearly and specifically designated as not being an incentive stock option.

3.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates within the meaning of Section 422(b)(6) of the Code, the purchase price for each of the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

3.6 INDIVIDUAL OPTION AGREEMENTS. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.


                                   ARTICLE IV
                           NONQUALIFIED STOCK OPTIONS

4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall in its discretion determine, as long as all Options granted under this Article satisfy the requirements of this Article. Options granted under this Article shall not be incentive stock options within the meaning of Section 422(b) of the Code.

4.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

4.3 PURCHASE PRICE. The purchase price for each of the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of each of the Plan Shares at the time the grant of the Option becomes effective.

4.4 INDIVIDUAL OPTION AGREEMENTS. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                    ARTICLE V
                      TERMINATION, AMENDMENT AND ADJUSTMENT

5.1 TERMINATION AND AMENDMENT. The Plan shall terminate ten years after the Effective Date. No Options shall be granted under the Plan after that date of termination. Subject to the limitation contained in this Section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision shall (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 5.2, (ii) increase the maximum term established under the Plan for any Option or (iii) permit the granting of an Option to anyone other than as provided in the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Employee who has received an Option hereunder, alter or impair any of that Employee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

5.2 ADJUSTMENTS. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number and kind of shares allocated to unexercised Options or portions of it, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of factional share interests.


                                   ARTICLE VI
                                  MISCELLANEOUS

6.1 OTHER OPTION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plan in effect for the Company or any of its subsidiaries or affiliates, nor shall the Plan preclude the Company or any of its subsidiaries or affiliates from establishing any other form of incentive or other compensation for Employees.

6.2 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any of its subsidiaries or affiliates that adopt the Plan.

6.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

6.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

6.5 CONDITIONS. No Options granted under the Plan shall become effective until and unless the Plan has been presented to and approved by the shareholders of the Company within twelve months before or after the date the Plan is adopted by the Board.

                                   ARTICLE VII
                                   DEFINITIONS

As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

7.1 "BOARD" shall mean the Board of Directors of the Company.

7.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

7.3 "COMMITTEE" shall mean the Committee appointed in accordance with Section
2.2.

7.4 "COMMON STOCK" shall mean the Common Stock, par value $0.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

7.5. "COMPANY" shall mean Calloway's Nursery, Inc. a Texas Corporation.

7.6. "EFFECTIVE DATE" shall mean the date of the shareholder approval required by Section 6.5 of the Plan.

7.7 "EMPLOYEE(S)" shall mean employee(s) of the Company or of any of its subsidiaries or affiliates that adopt the Plan and shall not include members of the Board who are not otherwise employed by the Company.

7.8 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

7.9 "FAIR MARKET VALUE" shall mean such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common stock are quoted on a national quotation system, such value shall be determined by the Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the national quotation system. If the Common Stock is not listed and traded upon a recognized securities exchange or on a national quotation systems, the Committee shall make a determination of Fair Market Value on the basis of the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

7.10 "IMMEDIATE FAMILY MEMBERS" means children, grandchildren, spouse, siblings or parents of the Optionee or bona fide trusts, partnerships or other entities controlled by, and of which the beneficiaries are, Immediate Family members of the Optionee. Any option grants that are transferable are further conditioned on the Optionee and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

7.11 "INCENTIVE STOCK OPTION" shall mean an Option granted pursuant to Article III.

7.12 "NON-EMPLOYEE DIRECTOR" shall mean a director who:

     (i) Is not currently an officer (as defined in Rule 16a-1(f)) of the Exchange Act of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

     (ii) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Reg. S-K of the Exchange Act ("Reg. S-K");

     (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Reg. S-K; and

     (iv) Is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Reg. S-K.

7.13 "NONQUALIFIED STOCK OPTION" shall mean an Option granted pursuant to
Article IV.

7.14 "OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

7.15 "OPTIONEE" shall mean an Employee to whom an Option has been granted hereunder.

7.16 "OPTION AGREEMENT" shall mean an agreement between the Company and an Optionee with respect to one or more Options.

7.17 "PLAN" shall mean the Calloway's Nursery, Inc. 2001 Stock Option Plan, the terms of which are set forth herein.

7.18 "PLAN SHARES" shall mean shares of Common Stock issuable pursuant to the Plan.

7.19 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

CALLOWAY'S NURSERY, INC.
FEBRUARY 20, 2002


--------------------------------------------------------------------------------

[ ] Mark this box with an X if you have made changes to your name or address details below.


                                                                         [A3671]






================================================================================
PROXY CARD
================================================================================
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.       [X]
================================================================================
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES.
--------------------------------------------------------------------------------

1.       ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:       FOR    WITHHOLD
01-James C. Estill                                              [ ]      [ ]

02-C. Sterling Cornelius                                        [ ]      [ ]

03-John T. Cosby                                                [ ]      [ ]

04-John S. Peters                                               [ ]      [ ]

05-Dr. Stanley Block                                            [ ]      [ ]

06-Daniel R. Feehan                                             [ ]      [ ]

07-Timothy J. McKibben                                          [ ]      [ ]



================================================================================
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS
--------------------------------------------------------------------------------

2.       Approval of the Calloway's Nursery, Inc. 2001
         Stock Option Plan.                             FOR   AGAINST   ABSTAIN
                                                        [ ]     [ ]       [ ]

3.       Ratification of appointment of KPMG LLP as
         independent auditors for the Company.          FOR   AGAINST   ABSTAIN

                                                        [ ]     [ ]       [ ]

IN THEIR DISCRETION, THE PROXIES ARE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING AND
ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF
FOR A VOTE OF THE COMMON STOCK.




                             YOUR VOTE IS IMPORTANT!


           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


Sign exactly as your name appears on this proxy card. Joint owners should each sign personally. If acting as attorney, executor, trustee, or in a representative capacity, sign name and indicate title.


Signature                       Signature               Date      /     /
         ----------------                -------------       ----- ----- -----

PROXY                       CALLOWAY'S NURSERY, INC.                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 20, 2002

The undersigned hereby appoints James C. Estill and John T. Cosby, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorized them to represent and to vote, as designated below, all the shares of common stock of Calloway's Nursery, Inc. held of record by the undersigned on December 28, 2001, at the Annual Meeting of Shareholders to be held in Fort Worth, Texas on February 20, 2002, or any adjournment thereof, and in their discretion to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN.

(Please vote, sign and date on reverse side and return promptly.)